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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 5, 2005

                             FLAGSTAR BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           MICHIGAN                       1-16577                 38-3150651
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
        incorporation)                     Number)           Identification No.)

    5151 CORPORATE DRIVE, TROY, MICHIGAN                           48098
  (Address of principal executive offices)                      (Zip Code)

                                 (248) 312-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 5, 2005, the Audit Committee of the Board of Directors of Flagstar Bancorp, Inc. (the "Company") engaged Virchow, Krause & Company, LLP ("Virchow Krause") as the Company's independent registered public accounting firm commencing immediately. As part of its engagement, Virchow Krause will review the financial statements contained in the Company's Form 10-Qs filed during the remainder of 2005 (including the Form 10-Q for the quarter ended June 30, 2005) and audit the Company's financial statements for the year ending December 31, 2005. The Company's prior independent registered public accounting firm, Grant Thornton LLP, resigned on June 13, 2005.

During the two most recent fiscal years and through August 5, 2005, the Company did not consult Virchow Krause with respect to (i) the application of accounting principles to any transaction, either contemplated or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release issued by the Company on August 5, 2005 announcing the engagement of Virchow Krause.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following exhibit is being furnished herewith:

EXHIBIT NO.           EXHIBIT DESCRIPTION

99.1                  Press Release dated August 5, 2005.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                FLAGSTAR BANCORP, INC.

Dated: August 8, 2005           By: /s/ Paul D. Borja
                                    --------------------------------------------
                                    Paul D. Borja
                                    Executive Vice President and Chief Financial
                                    Officer
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                                 EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION
99.1                    Press Release dated August 5, 2005.